                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report on Form 10-Q of Idenix Pharmaceuticals, Inc. (the "Company") for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jean-Pierre Sommadossi, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350 as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2006

                                        /s/ Jean-Pierre Sommadossi
                                        --------------------------------------
                                        Jean-Pierre Sommadossi
                                        Chief Executive Officer

      A signed original of this written statement required by Section 906 has been provided to Idenix Pharmaceuticals, Inc. and will be retained by Idenix Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.